UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2014

 CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center 1000 CONSOL Energy Drive Canonsburg, Pennsylvania 15317 (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:
(724) 485-4000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

CONSOL Energy Inc. (the "Company") has continued to focus on a strategic shift in its operations to advance its E&P growth strategy. Beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, the Company revised its presentation within the consolidated statements of income to more clearly present the results of operations of the Company’s core businesses. We believe these reclassifications are a more transparent representation of our business and are more consistent with our historical management discussion and analysis. The reclassifications only impacted the Consolidated Statement of Income and Note 26 Guarantor Subsidiaries Financial Information for each of the three years in the period ended December 31, 2013. The Company is filing this Current Report on Form 8-K ("Form 8-K") to make the historical Consolidated Statements of Income and Note 26 - Guarantor Subsidiaries Financial Information for each of the three years ended December 31, 2013 included in its Annual Report for the fiscal year ended December 31, 2013 ("Annual Report on Form 10-K").

Finally, the Company has included in this Form 8-K the Consent of Ernst & Young LLP, our Independent Registered Public Accounting Firm, as Exhibit 23.1.

The revised presentation had no impact on the Company's historical consolidated financial position, results of operations or cash flows, as reflected in the reclassified consolidated financial statements contained in Exhibit 99.1 to this Form 8-K. The reclassified consolidated financial statements do not represent a restatement of previously issued consolidated financial statements. The Company's consolidated financial statements and other disclosures included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 reflect the revised presentation.

In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the Annual Report on Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the Annual Report on Form 10-K to reflect events or occurrences after the date of the filing of the Annual Report on Form 10-K, except for matters relating specifically to the reclassification described above. Therefore, this Form 8-K (including Exhibit 99.1) should be read in conjunction with the Annual Report on Form 10-K and the Company's filings made with the SEC subsequent to the filing of the Annual Report on Form 10-K, including, when filed, the Quarterly Report on Form 10-Q for the second quarter of 2014.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 23.1	CONSENT OF ERNST & YOUNG LLP

Exhibit 99.1	Revised Item 8 - FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:    /s/ David M. Khani
David M. Khani
Chief Financial Officer and Executive Vice President

Dated: July 29, 2014

Exhibit Index

Exhibit Number        Description of Exhibit

Exhibit 23.1	CONSENT OF ERNST & YOUNG LLP

Exhibit 99.1	Revised Item 8 - FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA